SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of Earliest Event Reported):
                   November 20, 2001 (November 19, 2001)

                     ENDO PHARMACEUTICALS HOLDINGS INC.
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           (Exact name of registrant as specified in its charter)


DELAWARE                         39040                      13-4022871
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(State or other        (Commission File Number)           (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                      19317
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(Address of principal executive offices)                    (Zip Code)


                               (610) 558-9800
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)






Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number             Description

       99.1 Press release issued by Endo Pharmaceuticals Holdings Inc. on November 19, 2001


Item 9.  Regulation FD Disclosure.


         On November 19, 2001, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.






                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ENDO PHARMACEUTICALS HOLDINGS INC.
                                             (Registrant)


                                    By:   /s/ CAROL A. AMMON
                                       -------------------------------------
                                        Name: Carol A. Ammon
                                        Title: President & Chief Executive
                                               Officer


Dated:  November 20, 2001





                             INDEX TO EXHIBITS

Exhibit No.                         Description

       99.1 Press release issued by Endo Pharmaceuticals Holdings Inc. on November 19, 2001




                                                               Exhibit 99.1



Contact: Robert Siegfried/Jeremy Fielding
Kekst and Company
212-521-4800

                       ENDO PHARMACEUTICALS ANNOUNCES
                      CLOSING OF OVER-ALLOTMENT SHARES

            Chadds Ford, PA, November 19, 2001 - Endo Pharmaceuticals Holdings Inc. (NASDAQ: ENDP and ENDPW) announced today that it had closed the sale of an additional 1,525,000 shares of common stock, at $8.00 per share, issued by the Company in connection with the exercise by the underwriters in the Company's recent public offering of their over-allotment option. The recent public offering was underwritten through an underwriting syndicate led by JP Morgan and Salomon Smith Barney, together with co-managers, SG Cowen and Wachovia Securities. Including the shares issued today, a total of 12,925,000 shares common stock were issued and sold by the Company in this transaction.

            Endo, through its wholly owned subsidiaries Endo Pharmaceuticals Inc. and Endo Inc., is a fully integrated specialty pharmaceutical company with market leadership in pain management. The company is engaged in the research, development, sales and marketing of both branded and generic pharmaceutical products primarily for the treatment of pain.

            A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities. A Prospectus relating to these securities may be obtained from JP Morgan at 60 Wall Street, New York, NY 10260 or Salomon Smith Barney at 388 Greenwich Street, 32nd Floor, New York, NY 10013.

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